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                                POWER OF ATTORNEY


     I, the undersigned Director/Officer of TCF Financial Corporation, a Delaware corporation, do hereby name, constitute and appoint Lynn A. Nagorske and Gregory J. Pulles, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director/Officer of TCF Financial Corporation to sign and execute a Registration Statement on Form S-3, any pre-effective amendments thereto and any post-effective amendments thereto, relating to the registration with the Securities and Exchange Commission of up to 1,200,000 shares of Common Stock, par value $.01 per share, of TCF Financial Corporation for the issuance in a Rule 415 Shelf Registration.

     Executed this 24th day of April, 1997.


                                       /s/ Luella G. Goldberg
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William A. Cooper, Chairman of         Luella G. Goldberg
the Board, Chief Executive             Director
Officer and Director

                                       /s/ Daniel F. May
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Thomas A. Cusick                       Daniel F. May
Vice Chairman of the Board             Director
and Director

                                       /s/ Thomas J. McGough
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Robert E. Evans                        Thomas J. McGough
Vice Chairman of the Board             Director
and Director

/s/ Lynn A. Nagorske                   /s/ Mark K. Rosenfeld
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Lynn A. Nagorske                       Mark K. Rosenfeld
President, Chief Operating Officer     Director
and Treasurer

/s/ Bruce G. Allbright                 /s/ Ralph Strangis
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Bruce G. Allbright                     Ralph Strangis
Director                               Director

                                       /s/ Ronald A. Ward
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Rudy E. Boschwitz                      Ronald A. Ward
Director                               Director

                                       /s/ William F. Bieber
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Robert J. Delonis                      William F. Bieber
Director                               Director

/s/ John M. Eggemeyer, III
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John M. Eggemeyer, III
Director